Dropdown Predecessor	12 Months Ended
Dec. 31, 2014
Text Block [Abstract]
Dropdown Predecessor
3.	Dropdown Predecessor

The Partnership has accounted for the acquisition of interests in vessels from Teekay Corporation as a transfer of net assets between entities under common control. The method of accounting for such transfers is similar to the pooling of interests method of accounting. Under this method, the carrying amount of net assets recognized in the balance sheets of each combining entity are carried forward to the balance sheet of the combined entity, and no other assets or liabilities are recognized as a result of the combination. The excess of the proceeds paid, if any, by the Partnership over Teekay Corporation’s historical cost is accounted for as an equity distribution to Teekay Corporation. In addition, acquisition of vessels from Teekay Corporation that are businesses are accounted for as if the acquisition occurred on the date that the Partnership and the acquired vessels were both under the common control of Teekay Corporation and had begun operations. As a result, the Partnership’s financial statements prior to the date the interests in these vessels were actually acquired by the Partnership are retroactively adjusted to include the results of these vessels during the periods they were under common control of Teekay Corporation and had begun operations.

On May 2, 2013, the Partnership acquired from Teekay Corporation its 100% interest in Voyageur LLC for an original purchase price of $540.0 million that was effectively reduced to $503.1 million (see note 11f). The Voyageur LLC owns the Voyageur Spirit (referred to herein as the Dropdown Predecessor), an FPSO unit, which operates on the Huntington Field in the North Sea under a five-year contract, plus up to 10 one-year extension options, with E.ON Ruhrgas UK GP Limited (or E.ON). To account for the common control transfer of the Voyageur Spirit FPSO unit as if the Partnership had acquired the unit when it began operations on April 13, 2013, the Partnership’s financial statements have been adjusted to decrease the Partnership’s net income and comprehensive income by $2.2 million for the year ended December 31, 2013.

Teekay Corporation uses a centralized treasury system. As a result, cash and cash equivalents attributable to the operations of the Dropdown Predecessor were in certain cases co-mingled with cash and cash equivalents from other operations of Teekay Corporation. This cash and cash equivalents are not reflected in the balance sheet of the Dropdown Predecessor. However, any cash transactions from these bank accounts that were made on behalf of companies in the Dropdown Predecessor, which were acquired by the Partnership, are reflected as increases or decreases of advances from affiliates. Any other cash transactions from these bank accounts that were directly related to the operations of the Dropdown Predecessor are reflected as increases or decreases in owner’s equity in the Partnership’s financial statements.

The consolidated financial statements reflect the consolidated financial position, results of operations and cash flows of the Partnership and its subsidiaries, including, as applicable, the Dropdown Predecessor. In the preparation of these consolidated financial statements interest expense and realized and unrealized (losses) gains on derivative instruments were not identifiable as relating solely to each specific vessel. Amounts have been allocated to the Dropdown Predecessor for interest expense of $0.3 million and realized and unrealized losses (gains) on derivative instruments of $0.1 million for the year ended December 31, 2013. Management believes these allocations reasonably present the interest expense and realized and unrealized (losses) gains on derivative instruments of the Dropdown Predecessor. Estimates have been made when allocating expenses from Teekay Corporation to the Dropdown Predecessor and such estimates may not be reflective of actual results.